UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 23, 2025

Allied Gaming & Entertainment Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38226	82-1659427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Fifth Avenue, Suite 500
New York, New York 10151
(Address of principal executive offices, including zip code)
(646) 768-4240
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AGAE	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Items.

Allied Gaming and Entertainment, Inc. (the “Company”) will hold its combined 2024/2025 annual meeting of stockholders (the “Annual Meeting”) on August 4, 2025. The record date for the Annual Meeting is June 25, 2025. All other relevant information concerning the Annual Meeting will be included in the proxy statement relating to the Annual Meeting (the “Proxy Statement”), which will be filed with the Securities and Exchange Commission and become available to the Company’s stockholders at a later date.

Due to the fact that no annual meeting of stockholders was held in the previous year, the Company is providing the due date for submission of any qualified stockholder proposal or qualified stockholder nominations.

Stockholders who intend to have a proposal considered for inclusion in the Proxy Statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must submit the proposal in writing to the Company’s corporate secretary no later than a reasonable time before the Company begins to print and send its proxy materials to stockholders. The Company will consider any proposal received on or before June 2, 2025, to have been received a reasonable time before it expects to begin to print and send its proxy materials.

Stockholders who wish to bring a director nomination or stockholder proposal (other than by means of inclusion of a stockholder proposal in the proxy materials under Rule 14a-8 of the Exchange Act) before the Annual Meeting must deliver notice thereof in proper written form to the Company’s corporate secretary in accordance with the Company’s Amended and Restated Bylaws (the “Bylaws”) no later than the close of business on June 2, 2025, which is the tenth day following the first date on which public disclosure of the date of the Annual Meeting was made. In addition, in order for any stockholder proposals submitted outside of Rule 14a-8 of the Exchange Act to be considered timely for purposes of Rule 14a-4(c) of the Exchange Act, the proposal must be received no later than the close of business on June 2, 2025.

In addition to satisfying the foregoing requirements under the Bylaws and to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must provide notice setting forth the information required by Rule 14a-19(b) of the Exchange Act no later than June 5, 2025.

In addition to the foregoing timing requirements, the advance notice provisions of the Bylaws contain informational content requirements that also must be met when providing notice to the Company of matters to be brought before the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED GAMING & ENTERTAINMENT, INC.

Date: May 23, 2025	By:	/s/ Roy Anderson
Roy Anderson
Chief Financial Officer